SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              September 15, 2005
                              ------------------
                               Date of Report
                     (Date of earliest event reported)


                               TC X Calibur, INC.
                               -----------------
           (Exact name of registrant as specified in its charter)



    Nevada                         33-29139                   87-0474017
    ------                         ---------                  ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)
                         4685 South Highland Drive #202
                         Salt Lake City, Utah 84117
                         --------------------------
                   (Address of Principal Executive Offices)

                               (801)278-9424
                               --------------
                       (Registrant's Telephone Number)

                         365 Evans Avenue, Suite 302
                         Toronto, Onatario, Canada M8Z 1K2
                         ---------------------------------
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01     Changes in Control of Registrant

     Effective September 15, 2005, the following persons purchased the following voting securities of our Company, with personal funds (the "Share Purchase"):

Buyer                Seller                Shares Purchased     Purchase Price
-----                ------                ----------------     --------------

Jenson Services Inc. Berliner Holdings     377,610              $46,000
                     Ltd. *

Duane S. Jenson      Berliner Holdings     122,450              $15,000
                     Ltd. *

Travis T. Jenson     Berliner Holdings     489,818              $60,000
                     Ltd. *

Thomas J. Howells    Berliner Holdings     234,664              $25,500
                     Ltd. *

          * Owned and controlled by Claus Voellmecke, our former sole director and executive officer. See Item 5.02

Change of Control.
------------------

     Except as indicated herein, there are no other present arrangements or understandings between these or any other persons that may result in a further change of control of our Company.

     To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of our common stock prior to the closing of the "Share Purchase," and the share holdings of the then members of our management, such computations being based upon the 1,827,680 shares of our common stock that were then outstanding:

Name                             Positions Held     Shares Owned        %
----                             --------------     -------------      --

Berliner Holdings Ltd.            Stockholder         1,428,592       64.536%
181 Carlaw Ave #300
Toronto, ON M4M 2S1 Canada

Jenson Services, Inc.             Stockholder         269,088         12.156%
4685 South Highland Dr.
Salt Lake City, UT 84117

Claus Voellmecke*                 President, Director 130,000         5.873%
181 Carlaw Ave #300               & Stockholder
Toronto, ON M4M 2S1 Canada

TOTAL                                                1,827,680        85.565%

          * Mr. Voellemecke owns and controls Berliner Holdings Ltd.

     To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownerships of all current directors, executive officers, and those persons who currently own 5% of our common stock of the Company. These persons will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified, or their prior resignation or termination:

Name                           Positions Held       Shares Owned        %
----                           --------------       ------------       ---

Berliner Holdings Ltd.          Stockholder           134,050         6.056%
181 Carlaw Ave #300
Toronto, ON M4M 2S1 Canada

Jenson Services, Inc.           Stockholder           545,063         24.623%
4685 South Highland Dr
Salt Lake City, UT 84117

Duane S. Jenson*                Stockholder           178,377         8.058%
8842 Highfield Rd
Park City, UT 84098

Travis T. Jenson*               President, Director   545,063         24.623%
9103 Jeremy Ranch Rd            & Stockholder
Park City, UT 84098

Thomas J. Howells*              Secretary/Treasurer   301,814         13.634%
8495 terrace Drive              Director &
Sandy, UT 84093                 Stockholder

TOTAL                                                 1,704,367       73.994%

          * Jenson Services, Inc. , a Utah corporation and consulting firm ("Jenson Services"), is owned by Duane S. Jenson. Travis T. Jenson is President and Thomas J. Howells is Secretary/Treasurer.

Family Relationships.
---------------------

     There are the following family relationships between the current directors and executive officers or 10% stockholders of our Company: Duane S. Jenson is the father of Travis T. Jenson and the uncle to Harold Jenson; and Travis T. Jenson is the cousin of Harold Jenson and the son of Duane S. Jenson.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Directors and Executive Officers.
---------------------------------------------

     Effective on September 15, 2005, by written consent of persons owning a majority of our outstanding voting securities (new members of Board of Directors election [See Item 5.01]) and by resolution of the Board of Directors (new executive officers election), Travis T. Jenson became our President and a director; Thomas J. Howells became our Secretary/Treasurer and a director; and Harold Jenson became a director.

     The following delineates certain information concerning our newly elected directors and executive officers:





                                         Date of             Date of
                     Positions            Election or        Termination
   Name                 Held              Designation       or Resignation
   ----              ---------            -----------       --------------

Travis T. Jenson      President &           9/15/05               *
                      Director

Harold Jenson         Director              9/15/05               *


Thomas J. Howells     Secretary/Treasurer   9/15/05               *
                      & Director

          * These persons presently serve in the capacities indicated opposite their respective names.

Term of Office.
---------------

     Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

Business Experience.
--------------------

     The following is a summary of the business experience of each of our current directors and executive officers:

Travis T. Jenson, Secretary, Treasurer and a director, is 33 years old. Mr. Jenson graduated with honors from Westminster College in 1995 with a B.S. Degree. Since January of 1996, Mr. Jenson has worked for Jenson Services; he is also the Secretary, Treasurer and a director of Autostrada Motors, Inc., a "reporting issuer" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Thomas J. Howells, Secretary and a director, is 33 years of age. Mr. Howells graduated from Westminster College of Salt Lake City, Utah, with a B.S. Degree in Business in 1995 and Master of Business Administration in 2004. Mr.
Howells has been an employee of Jenson Services since 1995; he is also the Secretary, Treasurer and a director of Energroup Technologies Corp., a "reporting issuer" under the Exchange Act.

Harold Jenson, Vice President and a director is 36 years of age. Mr. Jenson is currently the owner/operator of HJJ Construction, LLC, and has been for the past five years. Mr. Jenson graduated from Montana State University, in Billings, Montana.

Legal Proceedings.
------------------

     To the knowledge of our management and during the past 10 years, no present or former director, person nominated to become a director, executive officer, promoter or control person of our Company:

          (1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

          (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

             (ii)   Engaging in any type of business practice; or

              ii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

          (5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

          (6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.





Transactions.
-------------

     Except as indicated below, there have been no transactions between us and any of these persons during the last two calendar years ended December 31,2004, and 2003, or to the date hereof. On or about October 5,2003, pursuant to a written compensation agreement with Jenson Services, the following shares of our common stock were issued to these persons pursuant to Rule 701 of the Securities and Exchange Commission: Duane S. Jenson, 37,500 shares; Travis T. Jenson, 37,500 shares; and Thomas J. Howells, 37,500 shares.


                           SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TC X Calibur, INC.


Date: 09/15/05                          /s/ Travis T. Jenson
      --------------                    ------------------------
                                        Travis T. Jenson
                                        President and Director